Exhibit 4.1

DSS-

                  DIVERSIFIED SENIOR SERVICES, INC.     COMMON STOCK
                                                        NO PAR VALUE

INCORPORATED UNDER THE LAWS OF
  THE STATE OF NORTH CAROLINA

                                                    CUSIP 255340 10 1


THIS CERTIFIES THAT




is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

Diversified Senior Services, Inc. transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar:

     IN WITNESS WHEREOF, Diversified Senior Services, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


                            CERTIFICATE OF STOCK


      Dated:

  (authorized signatures)                         (authorized signatures)
                               [COMPANY SEAL]

            SECRETARY                                 PRESIDENT



The Corporation is authorized to issue more than one class or series of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                 (Cust)           (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act _________________________
          in common                                           (State)

   Additional abbreviations may also be used though not in the above list.



For value received ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________

____________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____________________________________________________________

_____________________________________________________________


_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated

                       _______________________________________________________
                       NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER





Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-13.